UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

July 7, 2010

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-143352	20-8901634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01.     Other Events.

On July 7, 2010, Atlantic Green Power Holding Company (the “Company”) provided an unaffiliated third party placement agent previously engaged by the Company with a Power Point presentation regarding the Company, its business and the solar energy industry.  The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on the same date disclosing same and furnished a copy of the Power Point presentation as Exhibit 99.1 with such report.

Attached hereto as Exhibit 99.1 is an updated Power Point presentation that corrects certain statistical figures contained in the table on page 4 thereof.

The information furnished with this Current Report on Form 8-K/A, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Power Point Presentation of Atlantic Green Power Holding Company (updated).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr
President and Chief Executive Officer

Date:  July 14, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Power Point Presentation of Atlantic Green Power Holding Company (updated).